UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 11, 2001

                                 CYBERGATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            0-31417                                 88-0356047
            -------                                 ----------
    (Commission File Number)           (IRS Employer Identification Number)




                         c/o Sandra Jorgensen, President
          3809 South West Temple, Suite 1B, Salt Lake City, Utah 84101
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 994-0385
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On April 11, 2001 the Corporation signed and closed on a Stock Purchase Agreement with Sandra Jorgensen, the President of the Corporation, for the purchase of 100% ownership of Home Mortgage and Loan, Inc. a Utah corporation. In exchange for the transfer of complete ownership of this business and its operations the Corporation has agreed to issue to Ms. Jorgensen 16,500,000 shares of its common stock. It is estimated that this will represent in excess of 80% of the issued and outstanding shares of the common stock of the Corporation as of the closing of this transaction.

Home Mortgage and Loan, Inc. will operate as a subsidiary of the Corporation. Home Mortgage and Loan, Inc. was formed in December 18, 1998 for the purpose of retail origination and funding of residential mortgages. The Company can be characterized as an independent mortgage company engaged in originating, processing, and funding mortgage loans on single and multiple family residences.

The goal of Home Mortgage and Loan, Inc. is to cater to clients needs and provide them with the most suitable product available to meet their needs. The company will sell products only if the product and service will benefit the client.

The Company also provides an innovative client service, the Home Equity Program that saves clients thousands of dollars by helping them make additional principal payments on their current mortgage. It also helps clients in reducing their mortgage term by 5 to 12 years without refinancing.

The Company has further added in office "state of the art" equipment and software technology along with the development of a world wide website (www.homemortgageandloan.com) to its operation center which enables the loan officers and processing staff to go from handling 20 or so loans per month by each person the traditional way of doing business, to handling 30-45 loans per month by each person with the use of the Company's technologically advanced operation and marketing system.

Home Mortgage and Loan, Inc. is presently in the final stages of design and development of its worldwide website that is testing now, with final completion expected in July 2001. This website will not only display introductions of all present mortgage products and client services, but it will also inform website visitors of the ever changing daily mortgage interest rates. Clients will be able to apply and receive preapproval for a mortgage loan right on the site. The site has a full seven (7) stage internet security system enabling clients to have complete security when leaving their social security numbers and other private information on the website.


ITEM 7.           Financial Statements and Exhibits

The following exhibit is included:

         A.   Copy of the Stock Purchase Agreement of April 11, 2001.

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The updated financial information required to be filed with this form shall be submitted within sixty days following the submission of this form 8-K.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Cybergate, Inc.

Signature                                                              Date



By:    /s/ Sandra Jorgensen                                       April 11, 2001
---------------------------------------------
Name: Sandra Jorgensen
Title:   President


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                           STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                                 Cybergate, Inc.

                                       AND

                                Sandra Jorgensen
                                Sole Shareholder
                                       of
                          Home Mortgage and Loan, Inc.





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                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale...........................................................2

Purchase Price..............................................................2

Warranties and Representations of Shareholder...............................2

Warranties and Representations of Cybergate.................................5

Term........................................................................6

The Common Shares...........................................................6

Conditions Precedent to Closing.............................................6

Termination.................................................................7

Exhibits....................................................................7

Miscellaneous Provisions....................................................7

Closing.....................................................................8

Governing Law...............................................................8

Counterparts................................................................8

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                                            STOCK ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT dated April, 2001, by, between and among Cybergate, Inc., a Nevada Corporation ("Cybergate"), and Sandra Jorgensen, sole shareholder of Home Mortgage and Loan, Inc., ("Shareholder").

     WHEREAS, Shareholder holds one hundred percent ownership interest in Home Mortgage and Loan, Inc. ("Home") through her holdings in the common stock of such corporation; and

     WHEREAS, Shareholder desire to sell and Cybergate desires to purchase one hundred percent ownership of Home Mortgage and Loan, Inc.;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholder hereby agree to sell, transfer, assign, and convey to Cybergate, and Cybergate hereby agrees to purchase and acquire from Shareholder, one hundred percent of the ownership interest in Home Mortgage and Loan, Inc., (the "Transfer Shares").

II. Purchase Price. The aggregate purchase price to be paid to Shareholder for the Home Transfer Shares shall be Sixteen Million Five Hundred Thousand (16,500,000) shares of the common stock of Cybergate, which shall be transferred to the Shareholder.

III. Warranties and Representations of Shareholder. In order to induce Cybergate to enter into the Agreement and to complete the transaction contemplated hereby, Shareholder warrant and represent to Cybergate that:

          A. Organization and Standing. Home Mortgage and Loan, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and have full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business No changes to Home's Certificate of Incorporation, amendments thereto and By laws of Home will be made before the Closing.

          B. Capitalization. As of April 1, 2001, the Home shares constitute one hundred (100%) percent of the equity capital of Shareholder in Home, which includes, inter alia, one hundred (100%) percent of Home's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to the common stock, if any.



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



          C. Ownership of the Transfer Shares. As of the Date hereof, Shareholder is the sole owner of the Shares of common stock of Home, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the Transfer Shares will not have been registered under the "33 Act, or any applicable State Securities laws.

          D. Taxes. Home has filed all federal, state, and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on Home.

          E. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Shareholder threatened, against or affecting Home. Home is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the '33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

          F. Governmental Regulation. Home holds the licenses and registrations set forth on Exhibit "E" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit the Corporation to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings, or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "E" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

          G. Ownership of Assets. Shareholder have a good, marketable title, without any liens or encumbrances of any nature whatever, to the Transfer Shares to be transferred to Cybergate, which shares represent not less than One Hundred (100%) percent ownership of Home.

          H. No Debt Owed by Home to Shareholder. Home does not owe any money, securities, or property to either the Shareholder of Home or any member of the family or to any company controlled by such a person, directly or indirectly.


          I. Corporate Records. All of Home's books and records, including, without limitation, 3 its books of account, corporate records,

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

               minute book, stock certificate books and other records of Home are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

          J. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Cybergate in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

          K. Validity of the Agreement. All corporate and other proceedings required to be taken by Home in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of Home is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by Shareholder, and constitutes the valid and binding obligation of Shareholder, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Home's Certificate of Incorporation or document of undertaking, oral or written, to which Home is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by Home can continue to be so conducted after completion of the transaction contemplated hereby.

          L.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered,  the  Agreement  and the  Exhibits  hereto  which  are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Cybergate and Shareholder according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Cybergate will have acquired title in and to the Transfer Shares free and clear of all claims, liens, and encumbrances.

          M. Access to Books and Records. Cybergate has been granted full and free access to the books of Home during the course of this transaction prior to Closing.


          O. Home's Financial Statements. Home's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "H", accurately describe Home's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.
                                        4

IV. Warranties and Representations of Cybergate. In order to induce Shareholder to enter into the Agreement and to complete the transaction contemplated hereby, Cybergate warrants and represents to Shareholder that:

          A. Organization and Standing. Cybergate is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

          B. No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Cybergate, or against any of Cybergate's officers or directors and arising out of their operation of Cybergate, except as set forth in its audited financial statements as attached hereto. Cybergate has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

          C. Corporate Records. All of Cybergate's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

          D. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholder in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

          E. Validity of the Agreement. All corporate action and proceedings required to be taken by Cybergate in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Cybergate, and constitutes a valid and binding obligation of Cybergate. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Cybergate's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Cybergate is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.


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          F.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholder according to their terms, and that at the time of such execution and delivery, Cybergate will have acquired good, marketable title in and to the Transfer Shares acquired pursuant hereto, free and clear of all liens and encumbrances

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The Common Shares. All of the Cybergate Common Shares shall be validly issued, fully- paid and non-assessable shares of Cybergate Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Cybergate's Articles of Incorporation. All of the Home Common Shares shall be validly issued, fully-paid and non-assessable shares of Home Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, set forth in Home's Articles of Incorporation. All of the parties agree and covenant that they will not vote their shares of Cybergate Common Stock in favor of any plan for a reverse split of the common stock or other plan or proposal to reduce the number of shares held by the parties hereto for a period of thirty six months from the execution hereof.

VII. Conditions Precedent to Closing.


          A. The obligations of Shareholder under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That Cybergate and it's management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

               2. That Cybergate and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

          B. The obligations of Cybergate under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1. That Shareholder's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and


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               2.   That  Shareholder  shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

               3. That the parties jointly and severally indemnify and hold harmless Cybergate's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

VIII.Termination.  The  Agreement  may be  terminated  at any time before or; at
     Closing, by:


          A.   The mutual agreement of the parties;

          B.   Any party if:

               1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

X Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI Closing. The closing of the transactions contemplated by the Agreement shall take place on or before 5:00 P.M. on April 9, 2001. The Closing shall occur at the offices of Hudson Consulting Group, Inc. located at 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII  Governing  Law.  The  Agreement  shall  be  governed  by and  construed  in

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     accordance with the internal laws of the State of Utah.

XIII Counterparts.   The  Agreement  may  be  executed  in  duplicate  facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto. IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


         Cybergate, Inc.                        Home - Shareholder:


By: /s/ Darby DeBellis                          /s/ Sandra Jorgensen
----------------------------------------    --------------------------------
    rby DeBellis, its Vice-President              Sandra Jorgensen

Home Mortgage and Loan, Inc.


By:      /s/ Sandra Jorgensen
    ----------------------------------------------
         Sandra Jorgensen, its President




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